SCHEDULE 14A

                              (REGULATION 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials.
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)).

                               TRANSIT GROUP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

1)  Title of each class of securities to which transaction  applies:
2)  Aggregate
    number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
2)  Form, Schedule or Registration Statement No.:
3)  Filing Party:
4)  Date Filed:

                               TRANSIT GROUP, INC.
                        2859 PACES FERRY ROAD, SUITE 1740
                                ATLANTA, GA 30339
                                 (770) 444-0240


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Shareholders of Transit Group, Inc.:

  Notice is hereby given that the Annual Meeting of Shareholders, ("Meeting"), of Transit Group, Inc., ("TGI" or the "Company"), will be held at the Marriott Hotel, 4670 Salisbury Road, Jacksonville, Florida 32256, on Thursday, June 25, 1998, at 10:30 A.M. Eastern Daylight Time, for the following purposes:

   1. To elect five directors of TGI to serve for the ensuing year and until their successors are duly elected and qualified. (Proposal 1),

   2. To approve the 1998 Stock Incentive Plan of Transit Group, Inc. (Proposal 2),

   3. To approve the 1998 Stock Purchase Plan of Transit Group, Inc.
      (Proposal 3),

   4. To ratify the appointment of Price Waterhouse LLP as independent accountants of TGI for the fiscal year ending December 31, 1998. (Proposal 4), and

   5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  Only holders of the Common Stock of record at the close of business on May 14, 1998, ("Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof.




                                         By Order of the Board of Directors,


                                                    Philip A. Belyew
                                                    President and CEO

May 29, 1998
Atlanta, Georgia



             REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING,
                   YOU ARE URGED TO COMPLETE, SIGN AND RETURN
                  THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED,
                           WHICH REQUIRES NO POSTAGE
                        IF MAILED IN THE UNITED STATES.

                               TRANSIT GROUP, INC.
                        2859 PACES FERRY ROAD, SUITE 1740
                                ATLANTA, GA 30339
                                 (770) 444-0240

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 1998

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Transit Group, Inc. ("TGI" or the "Company") of proxies for use at its Annual Meeting of Shareholders of TGI. The Meeting will be held at the Marriott Hotel, 4670 Salisbury Road, Jacksonville, Florida 32256, on Thursday, June 25, 1998, at 10:30 A.M. Eastern Daylight Time, and any adjournment or adjournments thereof. The Meeting is convened for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy and TGI's 1997 Annual Report are expected to be distributed to shareholders on or about May 29, 1998.

Solicitation of Proxies
  This proxy solicitation will be conducted principally by mail, but may also be by telephone or in person, the cost of which will be paid by TGI. Banks, brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to their principals and customers where appropriate, and TGI will reimburse such banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in sending the proxy material to beneficial owners of the shares.

Actions to be Taken Under the Proxy
  Unless instructed otherwise in the space provided in the proxy card, all properly executed proxies received by TGI will be voted as follows:

(Proposal 1)
"FOR" the election of the nominees for director set forth below under the heading "Election of Directors";

(Proposal 2)
"FOR" the approval of the 1998 Stock Incentive Plan of Transit Group, Inc.;

(Proposal 3)
"FOR" the approval of the 1998 Stock Purchase Plan of Transit Group, Inc.;

(Proposal 4)
"FOR" the ratification of the appointment of Price Waterhouse LLP as independent accountants for 1998.

  Any shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of revocation or a duly executed proxy bearing a later date to TGI's Secretary. In order to be effective, such notice or later dated proxy must be received by TGI prior to the exercise of the earlier proxy. A shareholder may also attend the Meeting, revoke his/her proxy, and vote in person.

  The Company's management knows of no matter to be brought before the Meeting other than those mentioned herein. If, however, any other matters properly come before the Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights
  The only class of securities entitled to vote at the Meeting is TGI's Common Stock, $.0l par value. The close of business of May 14, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. At May 14, 1998, there were ___________ shares of Common Stock outstanding and entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

Security Ownership of Certain Beneficial Owners
  The following table set forth certain information regarding the TGI Common Stock owned as of April 29, 1998 (i) by each person who beneficially owned more 5% of the shares of TGI Common Stock; (ii) by each TGI director, (iii) by the Named Executive Officer of TGI (as defined herein); and (iv) by all TGI directors and executive officers as a group.

                                                 Amount and Nature
                                                   of Beneficial                      Percentage
       Name and Address of                          Ownership of                       of Common
       Beneficial Owner                           Common Stock (1)                    Stock Owned
       -------------------                        ----------------                    -----------

   ECD Trust UA 7/3/80                                 6,978,465        (2)               34.8%
   1910 San Marco Blvd.
   Jacksonville, FL 32207

   T. Wayne Davis                                      3,541,405        (3)               17.7%
   1910 San Marco Blvd.
   Jacksonville, FL 32207

   Carroll L. Fulmer                                   1,339,421        (4)                6.7%
   8340 American Way
   Groveland, FL  34736

   Philip A. Belyew                                      695,238        (5)                3.5%
   Suite 1740
   2859 Paces Ferry Road
   Atlanta, GA  30339

   Wayne N. Nellums                                      233,334        (6)                1.2%
   Suite 1740
   2859 Paces Ferry Road
   Atlanta, GA  30339

   Derek E. Dewan                                         50,000        (7)                   *
   6440 Atlantic Boulevard
   Jacksonville, FL  32211

   Ford G. Pearson                                        25,000        (8)                   *
   666 Garland Place
   Des Plaines, IL  60016

   All executive officers and                          4,246,702        (9)               21.2%
   directors as a group
   (7 persons)

* Represents less than 1%.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes, in certain instances, shares held in the name of an individual's spouse or minor children, the reporting of which is required by applicable rules of the Securities and Exchange Commission, but as to which shares the executive officer or director may have disclaimed beneficial ownership. Unless otherwise noted, all shares are owned of record by the persons named and the beneficial ownership consists of sole voting power and sole investment power.

(2) Includes 6,008,601 shares of Common Stock owned directly, 876,000 held by General Parcel Corporation, and 93,864 shares of Common Stock issuable upon the exercise of certain warrants. Eunice C. Davis, lifetime beneficiary of the ECD Trust, is the mother of T. Wayne Davis, Chairman of the Board.

(3) Includes 1,577,264 shares of Common Stock owned directly; 1,268,596 shares owned by the TWD Trust for ECD, of which Mr. Davis is Trustee; 182,102 shares owned by the TWD Trust for DDL, of which Mr. Davis is Trustee; 166,997 shares owned by the TWD Trust for TDD, of which Mr. Davis is Trustee; 20,438 shares owned by the TWD Trust for TWD, Jr., of which Mr. Davis is Trustee; 5,000 shares owned by Redwing Properties, Inc. of which Mr. Davis is President; 3,497 shares owned by Redwing Investments, Inc., of which Mr. Davis is President; 2,012 shares owned by Mr. Davis' wife, Mary O. Davis; an aggregate of 22,388 shares of Common Stock held by W. Davis' children, C. Rebecca Davis, Elizabeth Davis and Katherine C. Davis; and 293,111 shares of Common Stock issuable upon the exercise of certain warrants.

(4) Represents 1,339,421 shares of Common Stock owned directly by Mr. Fulmer's spouse Barbara Fulmer.

(5) Includes 228,571 shares of Common Stock owned directly and the vested portion of 700,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Belyew.

(6) Represents the vested portion of 300,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Nellums.

(7) Represents the vested portion of 75,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Dewan.

(8) Represents the vested portion of 75,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Pearson.

(9) Includes a total of 1,577,264 shares and 293,111 warrants and options owned by T. Wayne Davis; 228,571 shares and 466,667 options owned by Philip A. Belyew, 25,000 options owned by Ford G. Pearson, 1,339,421 shares owned by Carroll Fulmer, 50,000 options owned by Derek E. Dewan, 233,334 options owned by Wayne N. Nellums, and 33,334 options owned by N. Mark Diluzio.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)
Nominees
  A Board consisting of five directors is to be elected at the Meeting. Each of the nominees is currently a member of the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them for TGI's nominees named below. In the event that any nominee of TGI is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

    The nominees, and certain information about them, are set forth below:

                                                        Current Position         Year First Elected
                              Nominee                       with TGI                to TGI Board

                          T. Wayne Davis              Chairman of the Board             1988

                          Philip A. Belyew                 President,                   1997
                                                   Chief Executive Officer and
                                                            Director

                          Ford G. Pearson                   Director                    1997

                          Derek E. Dewan                    Director                    1997

                          Carroll L. Fulmer                 Director                    1997


  T. Wayne Davis, age 50, has been a director of TGI since February 1988 and Chairman of the Board of Directors of TGI since February 1989. He has served as a director of Winn-Dixie Stores, Inc., a grocery store operator, since October, 1982 and served that company as a Vice President from December, 1971 to June, 1987. Since July 1987, Mr. Davis has been a self-employed investor. In 1974, Mr. Davis founded Abacus Services, Inc., a temporary staffing service, and served as Chairman and Chief Executive Officer. He also has served on the Board of Directors of Enstar Group, Inc. and Accustaff Incorporated.

  Philip A. Belyew, age 50, has been the President, Chief Executive Officer and Director of TGI since January 6, 1997. Until November, 1996, Mr. Belyew was Chairman, President and Chief Executive Officer of Atlanta-based United TransNet Inc., which was formed in December, 1995 with the merger of Courier Dispatch Group and five other ground and air courier companies, which was acquired by Corporate Express in November, 1996. From March 1994 to December 1995, Mr. Belyew served as President and Chief Executive Officer of Courier Dispatch Group and from December 1991 to March 1994, Mr. Belyew served as Chief Operating Officer of the same company.

  Ford G. Pearson, age 55, has been a member of the Board of Directors of TGI since October 1997. Mr. Pearson, has served since 1986 as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Wheels, Inc., an Illinois-based fleet leasing and management company. Prior to his involvement with Wheels, Inc., Mr. Pearson held several positions with Continental Bank in Chicago and was most recently in charge of the Bank's Commercial Finance Department.

  Derek E. Dewan, age 43, has been a member of the Board of Directors of TGI since January, 1997. Mr. Dewan is Chairman, President and Chief Executive Officer of Accustaff Incorporated, a national provider of strategic staffing, consulting and outsourcing services to businesses, professional and service organizations, and governmental agencies. Prior to joining Accustaff in 1994, Mr. Dewan was managing partner for the accounting firm of Coopers & Lybrand LLP in Jacksonville, Florida. Mr. Dewan also serves on the Boards of the National Association of Temporary Staffing Services (NATSS) and Payroll Transfers, Inc.

  Carroll L. Fulmer, age 64, has been a member of the Board of Directors of TGI since September 1997. Mr. Fulmer is Chairman of Carroll Fulmer Group, Inc.
(a wholly-owned subsidiary of TGI), a Florida-based trucking company. Mr. Fulmer founded the Carroll Fulmer Group and affiliates during the early 1960's and has been running Carroll Fulmer since then.

  The election of Directors requires an affirmative vote by the holders of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote.

    The Board of Directors recommends that you vote FOR the election of the nominees named above.

Board Meetings and Committees
  The Board of Directors of TGI held a total of 4 meetings during the fiscal year ended December 31, 1997. Mr. Davis, Mr. Belyew, and Mr. Pearson attended all Board meetings for the portion of the year they were Board members. Mr. Dewan attended three meetings.

  The Board has a standing Executive, Audit, and Compensation Committee. Messrs. Belyew and Davis currently serve on the Executive Committee. The purpose of the Executive Committee is to exercise certain powers delegated by the Board of Directors between regular Board Meetings. All actions of the Committee are subject to review and ratification by the full Board of Directors.

  Messrs. Dewan and Pearson currently serve on the Audit Committee of the Board of Directors. The purpose of the Audit committee is to review financial statements and the internal financial reporting system and controls of the Company with TGI's management and independent accountants, recommend resolutions for any dispute between TGI's management and its auditors and review other matters relating to the relationship of TGI with its auditors.

  Messrs. Davis and Dewan currently serve on the Compensation Committee. The purpose of the Compensation Committee is to review and approve the salaries of TGI's officers and certain highly compensated employees for each fiscal year. The compensation of the President and Chief Executive Officer of TGI remains subject to approval by the full Board. Mr. Davis is an Executive Officer of the Company.

  Messrs. Pearson and Dewan currently serve on the Nominating Committee. The purpose of the Nominating Committee is to review suggestions made by other Directors for new Board members and propose to nominate two additional individuals to serve on the Board.

  The Compensation Committee held one meeting and the Audit Committee, Executive Committee, and Nominating Committee did not meet during the fiscal year ended December 31, 1997.

Director Compensation
  All members of the Board of Directors of TGI who are employees of TGI receive no additional compensation for serving on the Board or any committees thereof in excess of their regular salaries. In 1997, the two members of the Board of Directors of TGI who are not employees of TGI received $1,000 for each Board meeting attended.

                   PROPOSAL TO ADOPT 1998 STOCK INCENTIVE PLAN
                                  (Proposal 2)

Background
  The Company seeks shareholder approval of the 1998 Stock Incentive Plan of Transit Group, Inc. (the "Stock Incentive Plan"). The Stock Incentive Plan, which was approved by the Board of Directors on February 10, 1998, will be effective as of March 1, 1998 if it is approved by the shareholders. The discussion which follows is qualified in its entirety by reference to the form of the Stock Incentive Plan, a copy of which is attached to the proxy statement as Exhibit A. Shareholders should refer to the Stock Incentive Plan for more complete information.

  The maximum number of shares of common stock (the "Common Stock") which may be issued pursuant to awards granted under the Stock Incentive Plan will be equal to the sum of (i) 2,000,000 plus (ii) one percent (1%) of the total issued and outstanding shares of Common Stock determined as of December 31 for each year that the Stock Incentive Plan is in effect. The Board of Directors has reserved shares for this purpose. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options is 2,000,000 shares. The number of shares reserved for issuance under the Stock Incentive Plan may be adjusted in the event of certain events affecting TGI's capitalization. Outstanding options previously granted under the Company's other stock option plans and arrangements will continue in effect until they are exercised, canceled or terminated. As of May 14, 1998, the market value per share of the Common Stock as quoted on the NASDAQ Small Cap Market was $___.

Purpose and Eligibility
  The purpose of the Stock Incentive Plan is to encourage and enable selected employees, directors and independent contractors of TGI and its related corporations to acquire or increase their holdings of Common Stock and other proprietary interests in TGI in order to promote a closer identification of their interests with those of TGI and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of TGI. Approximately 750 persons are eligible to participate at this time, although that number is subject to change in the future.

  This purpose will be carried out by the granting of incentive stock options and nonqualified stock options ("options"), stock appreciation rights, and restricted awards (collectively, "awards"). The material terms of each type of award are discussed below. See "Awards," below.

Administration; Amendment and Termination
  The Stock Incentive Plan is administered by the Board of Directors, or, upon its delegation, by the Compensation Committee of the Board (the "Committee"). (References to the term "Administrator" include the Board or the Committee, or both, if acting in an administrative capacity.) Under the terms of the Stock Incentive Plan, the Administrator has authority to take any action with respect to the Stock Incentive Plan, including, without limitation, the authority to
(i) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and the terms, conditions, restrictions and limitations of an award; (ii) prescribe the form(s) of agreements related to awards; (iii) establish, amend and rescind rules and regulations for the administration of the Stock Incentive Plan; and (iv) construe and interpret the Stock Incentive Plan and agreements related to awards, establish and interpret rules and regulations for administering the Stock Incentive Plan and make all other determinations deemed necessary or advisable for administering the Stock Incentive Plan.

  The Stock Incentive Plan may be amended or terminated at any time by the Board of Directors, provided that (i) no amendment or termination may adversely affect the rights of an award recipient with respect to an outstanding award without the recipient's consent; and (ii) shareholder approval is required of any amendment to the extent that such shareholder approval is required by applicable law, rule or regulation. Unless earlier terminated by the Board, the Stock Incentive Plan will have a 10-year term.

Awards
  As noted above, the Stock Incentive Plan authorizes the Administrator to grant incentive stock options and nonqualified stock options. Both types of options represent a right to purchase shares of Common Stock at a fixed price. The option price at which an option may be exercised will be determined by the Administrator. With respect to incentive options, the option price may not be less than the fair market value (as defined in the plan) per share of the Common Stock on the date of the option grant, and, with respect to all options, the option price may not be less than the par value per share. The period during which an option may be exercised is determined by the Administrator at the time of stock option grant, and, with respect to incentive options, may not extend more then 10 years from the date of grant. Upon exercise, the option price may be paid in cash, with shares of common stock, by "cashless exercise," or by a combination of these methods.

  Under the terms of the Stock Incentive Plan, stock appreciation rights ("SARs") may be granted to an optionee of an option with respect to all or a portion of the shares of Common Stock subject to the related option or may be granted separately. Upon exercise, a participant is entitled to receive consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the SAR price (subject to certain plan limitations). The consideration may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of Common Stock. SARs are exercisable according to the terms stated in the related agreement. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options.

  The Stock Incentive Plan also authorizes the grant of restricted awards to such participants in such numbers, upon such terms and at such times as the Administrator may determine. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted awards are payable in cash or shares of Common Stock (including restricted stock), or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Stock Incentive Plan and in the discretion of the Administrator. The Administrator may condition the grant or vesting, or both, of a restricted award upon the continued service of the recipient for a certain period of time, attainment of such performance objectives as the Administrator may determine, or upon a combination of continued service and performance objectives. The Administrator has sole authority to determine the extent, if any, to which restricted awards are earned.

  Participants granted awards will be subject to certain restrictions on exercise or vesting (such as restrictions imposed in the event of termination of employment), as provided in the Stock Incentive Plan and related agreement. In addition, awards are not transferable other than by will or the laws of intestate succession (except for nonqualified options, which are nontransferable other than by will or the laws of intestate succession except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended).

Change of Control
  The Stock Incentive Plan provides that, upon a change of control (as defined in the Stock Incentive Plan), (i) all options and SARs outstanding as of the date of the change of control will become fully exercisable, whether or not then otherwise exercisable; and (ii) any restrictions applicable to any restricted awards will be deemed to have expired, and such restricted awards will become fully vested and payable to the fullest extent of the original award. However, the Stock Incentive Plan authorizes the Administrator, in the event of a merger, share exchange, reorganization or other business combination affecting TGI or a related corporation, to determine that any or all awards shall not vest or become exercisable on an accelerated basis, if the Board of Directors or the surviving or acquiring corporation takes such action (including but not limited to the assumption of plan awards or the grant of substitute awards) which, in the opinion of the Administrator is equitable or appropriate to protect the rights and interest of participants under the Stock Incentive Plan.

New Plan Benefits
  The amount of compensation that will be paid in 1998 pursuant to the grant of awards under the Stock Incentive Plan to the Company's Named Executive Officers ,as defined below, (and certain others) is not yet determinable due to vesting, performance and other criteria and arrangements. However, the following table sets forth the number of options granted in 1997 under other stock incentive plans of the Company to each of the following:


                                NEW PLAN BENEFITS

                                                       Dollar Value            Number of
                                                          ($) (1)            Option Grants
                                                          -------            -------------

Philip A. Belyew..............................             _____                700,000

Wayne N. Nellums..............................             _____                200,000

Executive Group...............................             _____                100,000

Non-Executive Director Group..................             _____                150,000

Non-Executive Officer Employee................             _____                359,600
  Group

(1) The dolalr value reflects the difference between the exercixe price of $___ and the value of the TGI Common Stock on May 14, 1998.

Certain Federal Income Tax Consequences
  The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Stock Incentive Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code of 1986, as amended (the "Code") and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

  Incentive stock options granted under the Stock Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee of the Company from the date of grant to three months before the date of exercise (or twelve months in the event of death or disability). The Company will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired upon exercise of an incentive stock option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the option will be treated as a nonqualified stock option.

  For federal income tax purposes, the grant of a nonqualified stock option, SAR or restricted stock award does not result in taxable income to the holder or a tax deduction to the Company. At the time of exercise of a nonqualified stock option, the difference between the market value of the stock on the date of exercise and the option price constitutes taxable ordinary income to the optionee. The Company is generally entitled to a deduction in the same year in an amount equal to the income taxable to the participant. Similarly, at the time of exercise of an SAR, the amount of cash and fair market value of shares received by the SAR holder, less cash or other consideration paid (if any), is taxed to the SAR holder as ordinary income and the Company receives a corresponding income tax deduction.

  Upon expiration of the restricted period applicable to a restricted stock award, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), is included in the participant's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, an amount equal to the fair market value of such shares at such time, less any amount paid therefor. TGI is entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

  The federal income tax consequences of the award of restricted units and other restricted awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property results in ordinary income to the participant and a tax deduction to the TGI. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses unless the participant elects to accelerate the taxable event to the date of transfer. Generally, any deduction by the TGI occurs only when ordinary income in respect of an award is recognized by the participant (and then the deduction is subject to reasonable compensation and withholding requirements).

  The adoption of this proposal requires an affirmative vote by the holders of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote.

  The Board of Directors recommends that stockholders vote FOR the approval of the 1998 Stock Incentive Plan of Transit Group, Inc.

               PROPOSAL TO ADOPT 1998 EMPLOYEE STOCK PURCHASE PLAN
                                  (Proposal 3)

  On February 10, 1998, the Board of Directors of the Company adopted the Transit Group, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval at the 1998 Annual Meeting. If approved by shareholders, the Stock Purchase Plan will enable eligible employees to be granted options to purchase common stock of the Company (the "Common Stock") at a discount through payroll deductions or other means established under the Stock Purchase Plan.

  The Stock Purchase Plan is intended to permit eligible employees to provide for their future security and to encourage them to remain employees of the Company (or its subsidiaries), and to promote the best interests of the Company and its shareholders and enhance the long-term performance of the Company. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and thus to permit participants to receive favorable tax treatment, as described below.

  The following summary describes the material terms of the Stock Purchase Plan and is qualified in all respects by reference to the terms of the Stock Purchase Plan, which is attached as Exhibit B to this proxy statement. Shareholders should refer to the Stock Purchase Plan for more complete and detailed information.

Shares Reserved for the Plan
  The aggregate number of shares of Common Stock which may be purchased under the Stock Purchase Plan may not exceed 1,000,000, subject to adjustment in the event of mergers, consolidations, stock dividends, stock splits or other changes in the outstanding Common Stock in accordance with Stock Purchase Plan terms. Shares issued under the Stock Purchase Plan may be authorized and unissued shares, treasury shares or shares purchased on the open market. As of May 14, 1998, the market value per share of the Common Stock as quoted on the NASDAQ Small Cap Market was $___.

Administration; Amendment and Termination
  The Stock  Purchase  Plan will be  administered  by the Board,  or,  upon its delegation, by the Compensation Committee (the "Committee") of the Board. (References to the Committee include the Board if it elects to administer the Stock Purchase Plan.) The Committee may adopt rules and procedures consistent with the Stock Purchase Plan for its administration and may delegate certain administrative functions as it considers appropriate. The Committee's interpretation and construction of the Plan is final and conclusive.

  The Board may at any time, and from time to time, modify, amend, suspend or terminate the Stock Purchase Plan or any option, except that, (i) shareholder approval is required of any amendment to the extent required under Section 423 of the Code or other applicable law or rule; and (ii) no amendment may materially and adversely affect any outstanding option without the participant's consent. If approved by the shareholders, the effective date of the Stock Purchase Plan will be June 26, 1998, and the Stock Purchase Plan will have a 10-year term (unless terminated earlier by the Board).

Eligible Participants
  Generally, employees of TGI (or a subsidiary designated by the TGI) are eligible to participate in the Stock Purchase Plan once they have been employed 90 days or more if they customarily work more than 20 hours per week and for more than five months per year. Approximately 750 employees would be eligible to participate in the Stock Purchase Plan at this time.

Material Features of the Plan
  If the Stock Purchase Plan is approved by the shareholders, beginning July 1, 1998, TGI will grant options on January 1 and July 1 of each year that the Stock Purchase Plan is in effect (or on such other date as TGI may designate). Each option period will last for six months ending on the June 30 or December 31 immediately following the grant of options (or on such date(s) as TGI may designate).

  Each eligible employee who has elected to participate in the Stock Purchase Plan will be entitled on the purchase date (the last day of the purchase period) to purchase shares of Common Stock at an option price equal to the lesser of 85% of the fair market value (as defined in the Stock Purchase Plan) on the offer date (the first day of the purchase period) or on the purchase date.

  Payment for shares of Common Stock purchased under the Stock Purchase Plan will be made by authorized payroll deductions from a participant's compensation or by other methods authorized by the Committee. Compensation generally means a participant's base salary or regular rate of compensation (excluding commissions, bonuses, incentive compensation, overtime, employee benefits and other similar compensation elements), as determined at the beginning of each purchase period.

  An eligible employee who elects to participate in the Stock Purchase Plan will designate a stated whole percentage between 1% and 15% of compensation to be credited to the participant's account under the Stock Purchase Plan. On the offer date for each purchase period, a participant will be granted an option to purchase such number of Common Stock as is determined by dividing the amount of the participant's payroll deductions which had accumulated prior to on the purchase date by the applicable option price. A participant may withdraw from the Stock Purchase Plan before the applicable purchase date in accordance with Stock Purchase Plan terms but he may not change the amount of his payroll deductions once a purchase period has started (although he may change payroll deductions for successive purchase periods). Unless a participant withdraws or terminates employment before the purchase date in accordance with Stock
Purchase Plan terms, the option will be exercised automatically for the purchase of the full number of shares subject to the option.

  TGI will maintain an account for each participant to reflect payroll deductions and the number of shares of Common Stock purchased under the Stock Purchase Plan by each participant. No participant in the Stock Purchase Plan is permitted to purchase Common Stock under the Stock Purchase Plan at a rate that exceeds $25,000 in fair market value of Common Stock, determined at the time options are granted, for each calendar year, and additional restrictions may apply to the purchase of shares based on the terms of the Stock Purchase Plan and Section 423 of the Code.

  Funds received by TGI from the sale of Common Stock under the Stock Purchase Plan may be used for any corporate purpose.

New Plan Benefits
  It is not possible to determine how many eligible employees will participate in the Stock Purchase Plan in the future. Therefore, it is not possible to determine the dollar value or number of shares of Common Stock that will be distributed under the Stock Purchase Plan. TGI anticipates, however, that on the average approximately 100,000 shares of Common Stock will be distributed annually during the 10-year term of the Stock Purchase Plan. Based on a per share price of $_____ (the closing sales price of the Common Stock on the Nasdaq SmallCap Market on May 14, 1998), the benefits of the Stock Purchase Plan during 1997 would have been as follows, assuming the maximum payroll deductions taken:

                TRANSIT GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN


                Name                               Dollar Value ($)                      Number of Shares
                ----                               ----------------                      ----------------


Philip A. Belyew......................                   22,500                               _____

Wayne N. Nellums....................                     15,000                               _____

Executive Group.....................                    100,000                               _____

Non-Executive Officer
   Employee Group...................                    300,000                               _____


Federal Tax Consequences
  As noted above, the Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in the Stock Purchase Plan will not realize income (and TGI will not receive a deduction) at the time an option is granted or when the shares purchased under the Stock Purchase Plan are transferred to him, although participants will receive the benefit of the discounted price at the time of purchase.

  Participants will, however, recognize income when they sell or dispose of the shares. If an employee disposes of such shares after two years from the date of grant of the option and after one year from the date of the purchase of such shares, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the lesser of (i) the excess of the fair market value of such shares at the time of disposition over the purchase price, or (ii) the excess of the fair market value of the stock at the time of the grant of the option over the option price (that is, the option price discount). The employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his income as compensation. Any additional gain or loss will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares.

  If any employee disposes of the shares purchased under the Stock Purchase Plan within such two-year or one-year period, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year period, the participant's employer will be entitled to a tax deduction equal to the amount the employee is required to include in income as a result of such disposition.

  The discussion above is only a summary of federal income consequences to TGI and participating employees, and does not cover the tax consequences that might arise in every individual circumstance.

  Adoption of this proposal requires an affirmative vote by the holders of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote or otherwise) has the effect of a negative vote.

The Board recommends that shareholders vote FOR the approval of the Transit Group, Inc. Employee Stock Purchase Plan.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 4)

  The Board of Directors, upon recommendation of the Audit Committee, has selected Price Waterhouse LLP as independent accountants for TGI for the fiscal year ending December 31, 1998. Price Waterhouse LLP has been the independent public accountants for TGI since February 1997.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Price Waterhouse LLP is not ratified, the Board of Directors will reconsider its selection of auditors.

  On February 17, 1997, Transit Group, Inc. engaged Price Waterhouse LLP to succeed Grenadier, Collins, Mencke & Howard, LLP as its Independent
Accountants. The change in Independent Accountants resulted from TGI's announced plans to form an Atlanta based holding company and seek to acquire other trucking companies. The auditor's reports for the last two fiscal years did not contain adverse opinions or disclaimers of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants has been approved by the Board of Directors. There were no disagreements with Grenadier, Collins, Mencke & Howard, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

  Adoption of this Proposal requires an affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote or otherwise) has the effect of a negative vote.

  The Board of Directors recommends a vote FOR the approval of the appointment of Price Waterhouse LLP as independent accountants for 1998.

                               EXECUTIVE OFFICERS

  The following table sets forth the names, ages and positions with TGI of each of the present executive officers of TGI:

          NAME                     AGE,              POSITION WITH TGI
          ----                     ----              -----------------
    Philip A. Belyew                50            President, Chief Executive
                                                   Officer

    Wayne N. Nellums                49            Vice President, Chief
                                                   Financial  Officer,
                                                   Secretary, and Treasurer

    N. Mark DiLuzio                 40            Vice President of Finance,
                                                   Mergers, and Acquisitions

    Scott J. Tsanos                 47            Vice President and Chief
                                                   Accounting Officer

  TGI's executive officers serve at the pleasure of TGI's Board of Directors.

  Wayne N. Nellums, 49, has been Vice President, Chief Financial Officer, Secretary and Treasurer of TGI since May, 1997. He was Vice President, Chief Financial Officer and Secretary since October 1995 and was Vice President and Chief Financial Officer from May 1995 to October 1995. Prior to joining TGI, Mr. Nellums was a Partner with KPMG Peat Marwick from July, 1979 through February, 1987. He was with The Enstar Group, Inc. and affiliated companies from February, 1987 through December, 1992 where he held several positions including Executive Vice President, Chief Financial Officer from June, 1989 through April, 1991 and Executive Vice President, Chief Financial Officer of Enstar Specialty Retail, Inc. from April, 1991 through December, 1992. From January, 1993 through July, 1994 he practiced Public Accounting in Montgomery, Alabama, and from July, 1994 through April, 1995, Mr. Nellums was Chief Financial Officer of Affinity Corporation.

  N. Mark DiLuzio, 40, has been Vice President of Acquisitions of TGI since October 1997. Prior to his involvement with TGI, Mr. DiLuzio was Senior Vice President and Corporate Development Director for First Union Bank in Atlanta from June 1988 to October 1997. He was employed by Texas Commerce Bancshares in Houston from June 1981 to June 1988 before joining First Union Bank in Atlanta.

  Mr. Scott J. Tsanos, 47, has served as Vice President, Chief Accounting Officer since February 1998. From ovember 1996 to December 1997, Mr. Tsanos served as Senior Vice President of Finance for the Camberley Hotel Company. From January 1983 through November 1996 Mr. Tsanos was employed by Sybra, Inc. as Vice President of Finance.

Executive Compensation
  The following table shows the summary compensation paid by TGI to the Chief Executive Officer and other executive officer whose salary exceeded $100,000 in 1997 (the "Named Executive Officers").

                     SUMMARY COMPENSATION TABLE (1995-1997)

                                                                                       Long-term Compensation
                                                                                       Payouts         Awards
                                                                                        Other        Securities
                             Principal                    Annual                       Annual        Underlying
           Name              Position         Year        Salary        Bonus        Compensation      Options
           ----              ---------        ----        ------        -----        ------------    ----------

   Philip A. Belyew      President and        1997   $    150,000 $      --     $        --           700,000
                         Chief Executive      1996         --            --              --              --
                         Officer              1995         --            --              --              --

   Wayne N. Nellums      Vice President,      1997   $    104,384 $      --     $      63,026 (1)     200,000
                         CFO, Secretary       1996   $     85,000 $      --     $        --              --
                         and Treasurer        1995   $     55,577 $      --     $        --           100,000


 (1)In accordance with the Securities and Exchange Commission rules, reporting is not required unless the aggregate of such compensation exceeds $50,000 or 10% of the total annual salary and bonuses. The amounts reported for Mr. Nellums represent an auto allowance of $10,450, club dues of $195, reimbursement of relocation expenses of $39,873, and reimbursement of income taxes on the moving expense reimbursement in the amount of $12,508.

                      STOCK OPTIONS GRANTED IN FISCAL 1997

  The following table provides information with respect to the option granted in 1997 for the Named Executive Officers:


                                   Number of        Percent of
                                   Securities      Total Options       Exercise
                                   Underlying       Granted to          Price
                                    Options        Employees in          Per           Expiration
               Name               Granted (#)          1997           Share ($)           Date
               -----              -----------          ----           ---------           ----

     Philip A. Belyew               700,000             49%             $2.00           01/09/07

     Wayne N. Nellums               200,000             14%             $2.00           01/09/07


                         FISCAL YEAR END OPTION VALUES

  The following table provides information with respect to year-end option values for the Named Executive Officers. There were no options exercised in fiscal 1997 by the Named Executive Officers:


                                                                                 Value of Unexercised
                                           Number of Securities                  in the Money Options
                                          Underlying Unexercised                 --------------------
           Name                       Options at Fiscal Year End (#)            Exercisable    Unexercisable
           ----                       -----------------------------             -----------    -------------

   Philip A. Belyew                               700,000                   $    2,041,667    $    1,020,833

   Wayne N. Nellums                               300,000                          960,833           291,667

Certain Transactions
  During TGI's fiscal year ending December 31, 1993, the ECD Trust purchased 73,684 shares of restricted TGI Common Stock for $350,000. The proceeds of these sales were utilized by TGI for general working capital purposes.

  During TGI's fiscal year ending December 31, 1993, T. Wayne Davis, Chairman of the Board, and affiliates purchased 44,210 shares of restricted TGI Common Stock for $210,000. Mr. Davis also purchased 100,000 shares of convertible preferred stock for $2,500,000. The proceeds of these sales were utilized by TGI for general working capital purposes.

 During TGI's fiscal year ending December 31, 1996, the ECD Trust, an affiliate of the T. Wayne Davis, purchased 320,000 shares of convertible preferred stock for $8,000,000. The proceeds were used to retire long term debt and for general working capital purposes.

  On May 2, 1997, the Company's Chairman, the Company's President and Chief Executive Officer, certain affiliates of the Company's Chairman and another individual subscribed to purchase 3,272,902 shares of restricted common stock for cash, cancellation of debt and assumption of debt in the amount of appproximately $5.7 million.

  In June of 1997, the ECD Trust and T. Wayne Davis elected to convert their preferred stock and accrued dividends of $385,000 to common stock. The Company issued 4,323,922 shares of common stock upon the conversiion.

  In July 1997, an affiliate of the TGI's Chairman loaned TGI $4,000,000. The note bears interest at 9% and is payable in four equal annual installments commencing April 1999.

  In December 1997, the Company sold the parcel delivery business to the ECD Trust, an affiliate of the Company's Chairman. The buyer assumed liabilities of approximately $4.0 million in excess of assets. To compensate for the excess liabilities assumed by the buyer, the Company issued 877,000 shares of Common Stock to the buyer.

                             SHAREHOLDER PROPOSALS

  A shareholder who wishes to submit a proposal for action at the 1999 Annual Meeting must send his proposal sufficiently in advance so that it is received at TGI's principal executive office by January 19, 1999. The shareholder should also notify TGI in writing regarding his intention to appear personally at the Meeting to present his proposal at the time he submits his proposal.

                                 OTHER MATTERS

  Management of TGI is not aware of any other matter to be presented for action at the Annual Meeting other that those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matter comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                                 ANNUAL REPORT

  A copy of the Company's 1997 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of such Annual Report may obtain one by writing or calling Vanessa Plumecocq, Financial Analyst of the Company.


                                        By Order of the Board of Directors,


                                              Philip A. Belyew
                                              President and CEO

May 29, 1998
Atlanta, Georgia

                                    EXHIBIT A

                            1998 STOCK INCENTIVE PLAN
                                       OF
                               TRANSIT GROUP, INC.

1.  Purpose
  The purpose of the 1998 Stock Incentive Plan of Transit Group, Inc. (the "Plan") is to encourage and enable selected employees, directors and independent contractors of Transit Group, Inc. (the "Corporation") and its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "Awards") to selected employees, independent contractors and directors, including the granting of incentive stock options ("Incentive Options"), nonqualified stock options ("Nonqualified Options"), stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), and restricted units ("Restricted Units") to such participants. Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options." Restricted Stock Awards and Restricted Units shall be referred to herein collectively as "Restricted Awards."

2.  Administration of the Plan
  (a) The Plan shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or, upon its delegation, by the Compensation Committee of the Board of Directors (the "Committee"). For the purposes herein, the term "Administrator" shall refer to the Board and, upon its delegation of all or part of its authority to administer the Plan, the Committee.

  (b) Any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, and unless authority is granted to the chief executive officer as provided in Section 2(c), the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

  (c) Notwithstanding Section 2(b), the Administrator may delegate to the chief executive officer of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 2(b) herein with respect to such Awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of
Section 16 of the Exchange Act, and (ii) is otherwise eligible under Section 5. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 2(c) to the chief executive officer, references to the Administrator shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3.  Effective Date
  The effective date of the Plan shall be March 1, 1998 (the "Effective Date"). Awards may be granted under the Plan on and after the effective date, but no Awards will be granted after February 29, 2008.

4.  Shares of Stock  Subject  to the  Plan;  Award  Limitations
  (a) Subject to adjustments as provided in this Section 4, the number of shares of Common Stock that may be issued pursuant to Awards shall be the sum of (i)2,000,000 plus (ii) one percent (1%) of the total issued and outstanding shares of Common Stock determined as of December 31 for each year that the Plan is in effect. Such shares shall be authorized but unissued shares or treasury shares of the Corporation or shares purchased on the open market. Notwithstanding the foregoing, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options shall be 2,000,000 shares.

  (b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. Any shares subject to an Award which is subsequently forfeited, expires or is terminated may again be the subject of an Award granted under the Plan. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited or canceled or because the Award is settled in cash, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the option price of an Option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

  (c) If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or otherwise advisable.

5.  Eligibility
  An Award may be granted only to an individual who satisfies the following eligibility requirements on the date the Award is granted:

  (a) The individual is either (i) an employee of the Corporation or a related corporation, (ii) a director of the Corporation or a related corporation, or
(iii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee.

  (b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation. Notwithstanding the foregoing, an individual who owns more than ten percent of the total combined voting power of the Corporation may be granted an Incentive Option if the option price (as determined pursuant to Section 6(b) herein), is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(b) herein (the "Fair Market Value")), and the option period (as defined in Section 6(c) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Internal Revenue Code of 1986, as amended ("the Code").

  (c) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an Award shall be granted (a "Participant").

6.  Options
  (a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan. To the extent necessary to comply with Section 422 of the Code and related regulations, (i) if an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option; and
(ii) the provisions relating to the grant and terms of Incentive Options (including but not limited to the provisions in Section 4(a) herein regarding the maximum number of shares available for issuance pursuant to such Incentive Options) shall be deemed to be a separate plan.

  (b) Option Price: The price per share at which an Option may be exercised (the "option price") shall be established by the Administrator at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that (i) in the case of an Incentive Option, the option price shall be no less than the Fair Market Value per share of the Common Stock on the date the Option is granted and (ii) in no event shall the option price per share of any Option be less than the par value per share of the Common Stock. In addition, the following rules shall apply:

                  (i) An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

                  (ii) For the purposes of the Plan, the Fair Market Value of the shares shall be determined in good faith by the Administrator in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately preceding the date the Option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

                  (iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000.

         (c)  Option Period and Limitations on the Right to Exercise Options

                  (i) The term of an Option (the "Option Period") shall be determined by the Administrator at the time the Option is granted. With respect to Incentive Options, such period shall not extend more than ten years from the date on which the Option is granted. Any Option or portion thereof not exercised before expiration of the option period shall terminate. The period during which an Option may be exercised shall be determined by the Administrator at the time the Option is granted.

                  (ii) An Option may be exercised by giving written notice to the Corporation at such place as the Corporation shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (A) cash; (B) shares of Common Stock owned by the Participant at the time of exercise; (C) shares of Common Stock withheld upon exercise; (D) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (E) a combination of the foregoing methods, as elected by the Participant. Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(b)(ii).

                  (iii) Notwithstanding Section 6(c)(i) herein, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

                           (A) An Option shall not be affected by any change in
                  the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

                           (B) The  employment  relationship  of a  Participant
                  shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. The Administrator shall determine whether a Participant is disabled within the meaning of this paragraph.

                           (C) Unless an individual  option agreement  provides
                  otherwise, if the employment of a Participant is terminated because of disability, or if the Participant dies while he is an employee, the Option may be exercised only to the extent exercisable on the date of the Participant's termination of employment or death while employed (the "termination date"), except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of twelve months next succeeding the termination date; or (Y) the close of the option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (D) Unless an individual  option agreement  provides
                  otherwise, if the employment of the Participant is terminated for any reason other than disability or death or for "cause," his Option may be exercised to the extent exercisable on the date of such termination of employment, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 90 days next succeeding the termination date; or (Y) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (E) Unless an individual  option agreement  provides
                  otherwise, if the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Administrator. For purposes of this subparagraph (E) and subparagraph (D), the Participant's termination shall be for "cause" if such termination results from the Participant's (X) dishonesty;
                  (Y) refusal to perform his duties for the Corporation; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

                           (F) Notwithstanding the foregoing, the Administrator
                  shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the prior written request and consent of the Participant.

                  (iv) Notwithstanding Section 6(c)(i), herein, unless an individual option agreement provides otherwise, an Option granted to a Participant who was a director of the Corporation or a related corporation at the time of grant may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of one year next succeeding the termination date; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date or extend the period during which an Option may be exercised, or both.

                  (v) Notwithstanding Section 6(c)(i), herein, unless an individual option agreement provides otherwise, an Option granted to a Participant who was an independent contractor of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 90 days next succeeding the termination date; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date or extend the period during which an Option may be exercised, or both.

                  (vi) A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until certificates for such shares are delivered to him or them under the Plan.

                  (vii) Nothing in the Plan shall confer upon the Participant any right to continue in the service of the Corporation or a related corporation as an employee, director, or independent contractor or to interfere in any way with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time.

                  (viii) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

         (d)  Nontransferability of Options

                  (i) Incentive Options shall not be transferable other than by will or the laws of intestate succession. Nonqualified Options shall not be transferable other than by will or the laws of intestate succession except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). The designation of a beneficiary does not constitute a transfer. An Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative.

                  (ii) If a Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Administrator, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

7.  Stock Appreciation Rights
         (a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to an optionee of an Option (hereinafter called a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible key employee (a "Freestanding SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Corporation upon such terms and conditions as are provided in the agreement relating to the grant of the SAR.

         (b) Tandem SARs: A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. Tandem SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. For purposes of determining the number of shares of Common Stock that remain subject to such Related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted, a Related Option shall be considered to have been surrendered upon the exercise of a Tandem SAR to the extent of the number of shares of Common Stock with respect to which such Tandem SAR is exercised. Upon the exercise or termination of a Related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common
Stock on the date of exercise over the Related Option price per share; provided, that the Administrator may, in any agreement granting Tandem SARs, establish a maximum value payable for such SARs.

         (c) Freestanding SARs: Unless an individual agreement provides otherwise, the base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock (as determined in accordance with Section 6(b)(ii) herein) on the date of grant of the Freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a Freestanding SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the base price per share of such Freestanding SAR; provided, that the Administrator may, in any agreement granting Freestanding SARs, establish a maximum value payable for such SARs.

         (d) Exercise of SARs:

                  (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the agreement relating to the grant of the SAR. The period during which an SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Tandem SARs, such shorter option period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period stated in the agreement relating to the grant of the SAR shall terminate.

                  (ii) SARs may be exercised by giving written notice to the Corporation at such place as the Administrator shall direct. The date of exercise of the SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.
                  (iii) No SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 5, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(c)(iii),
                           (iv) and (v) herein.

         (e) Consideration; Election: The consideration to be received upon the exercise of the SAR by the Participant shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such SAR in accordance with Section 6(b)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Administrator, subject to the terms of the Plan, the applicable agreement and applicable laws or rules. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Administrator may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable agreement, the Participant will receive cash in lieu of fractional shares.

         (f) Limitations: The applicable SAR agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Administrator. Unless otherwise so provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a Tandem SAR shall not restrict the exercisability of the Related Option.

         (g)  Nontransferability:

                  (i) SARs shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative.
                  (ii) If the Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Administrator, be disposed of by the Participant until the expiration of six months after the date the SAR was granted.

8.  Restricted Awards
         (a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. A Restricted Award may consist of a Restricted Stock Award or a Restricted Unit, or both. Restricted Awards shall be payable in cash or whole shares of Common Stock (including Restricted Stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Administrator. The Administrator may condition the grant or vesting, or both, of a Restricted Award upon the continued service of the Participant for a certain period of time, attainment of such performance objectives as the Administrator may determine, or upon a combination of continued service and performance objectives. The Administrator shall determine the nature, length and starting date of the period during which the Restricted Award may be earned (the "Restriction Period") for each Restricted Award. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the performance objectives to be used in valuing Restricted Awards and determine the extent to which such Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, including, but not limited to, earnings per share, return on equity, return on assets or total return to shareholders. The Administrator shall determine the terms and conditions of each Restricted Award, including the form and terms of payment of Awards. The Administrator shall have sole authority to determine whether and to what degree Restricted Awards have been earned and are payable and to interpret the terms and conditions of Restricted Awards and the provisions herein.

         (b) Earning of Restricted Awards: Unless the applicable agreement provides otherwise, a Restricted Award granted to a Participant shall be deemed to be earned as of the first to occur of the completion of the Restriction Period, retirement, displacement, death or disability of the Participant, or acceleration of the Restricted Award, provided that, in the case of Restricted Awards based upon performance criteria or a combination of performance criteria and continued service, the Administrator shall have sole discretion to determine if, and to what degree, the Restricted Awards shall be deemed earned at the end of the Restriction Period or upon the retirement, displacement, death or disability of the Participant. In addition, the following rules shall also apply to the earning of Restricted Awards:

                  (i) Completion of Restriction Period: For this purpose, a Restricted Award shall be deemed to be earned upon completion of the Restriction Period (except as otherwise provided herein for performance-based Restricted Awards). In order for a Restricted Award to be deemed earned, the Participant must have been continuously employed or in service during the Restriction Period. Continuous employment or service shall mean employment with or service to any combination of the Corporation and one or more related corporations, and a temporary leave of absence with consent of the Corporation shall not be deemed to be a break in continuous employment or service.

                  (ii)  Retirement of the  Participant:  For this purpose,  the
         Participant shall be deemed to have retired as of the earlier of (A) his normal retirement date under the retirement plan established by the Corporation for its employees which is applicable to the Participant, or (B) his retirement date under a contract, if any, between the Participant and the Corporation providing for his retirement from the employment of the Corporation or a related corporation prior to such normal retirement date, or (C) a mutually agreed upon early retirement date under such retirement plan of the Corporation between the Participant and the Corporation.

                  (iii) Displacement of the Participant: For this purpose, the Participant shall be deemed to have been displaced in the event of the termination of the Participant's employment or service due to the elimination of the Participant's job or position without fault on the part of the Participant.

                  (iv) Death or Disability of the Participant: Except as otherwise provided herein for performance-based Restricted Awards, if the Participant shall terminate continuous employment or service because of death or disability before a Restricted Award is otherwise deemed to be earned pursuant to this Section 8(b), the Participant shall be deemed to have earned a percentage of the Award (rounded to the nearest whole share in the case of Restricted Awards payable in shares) determined by dividing the number of his full years of continuous employment or service then completed during the Restriction Period with respect to the Award by the number of years of such Restriction Period.

                  (v) Acceleration of Restricted  Awards by the  Administrator:
         Notwithstanding the provisions of this Section 8(b), the Administrator, in its sole and absolute discretion, may accelerate the date that any Restricted Award granted to the Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to the Participant or to accelerate such date with respect to Restricted Awards granted to any other Participant, or to treat all Participants similarly situated in the same manner.

         (c) Forfeiture of Restricted Awards: If the employment or service of a Participant shall be terminated for any reason, and the Participant has not earned all or part of a Restricted Award pursuant to the terms herein, such Award to the extent not then earned shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

         (d)  Share Certificates; Dividend and Voting Rights:

                  (i) Unless an individual agreement provides otherwise, certificates representing Restricted Stock shall be issued in the name of the Participant as soon as practicable following determination of the Restricted Awards payable in Restricted Stock by the Administrator, and shares represented by such certificates shall be deemed to be issued and outstanding for all purposes. Each such certificate shall have attached thereto a stock power which shall be executed in blank by the Participant entitled to such certificate, and such certificate with the executed stock power attached shall be immediately delivered to the Administrator (or its designee) to be held for the Participant until such shares have been earned (in which event the certificate representing the shares shall be transferred to the Participant or his beneficiary or personal representative) or forfeited (in which event the shares shall become available for other Awards), as provided in this Section 8.

                  (ii) Unless the applicable agreement provides otherwise, a Participant shall have all rights and incidents of ownership with respect to Restricted Stock subject to a Restricted Award and held for his account, including the right to receive dividends when paid by the Corporation and to have full voting rights with respect to such Restricted Stock held for his account by the Corporation on the record date, even though the Restricted Stock with respect to which such dividends are paid or vote exercised shall not have been earned and shall be subject to forfeiture. Any securities of the Corporation distributed in a transaction described in Section 4(c), or otherwise, with respect to Restricted Stock held for a participant by the Corporation shall be delivered to the Corporation to be held with and as a part of such Award, subject to being earned or forfeited as provided in Section 8, as if such distributed securities were a part of the original Award.

(e)  Nontransferability:

                  (i) The recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired or until all conditions to vesting have been met.

                  (ii) Restricted Awards shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

                  (iii) If a  Participant  of a Restricted  Award is subject to
         Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the consent of the Administrator, be sold or otherwise disposed of within six months following the date of grant of such Award.

9.  Withholding
         The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Award, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

10.  Section 16(b) Compliance
         It is the general intent of the Corporation that transactions under the Plan which are subject to Section 16 of the Exchange Act shall comply with Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

11.  No Right or Obligation of Continued Employment
         Nothing contained in the Plan shall require the Corporation or a related corporation to continue the employment or service of a Participant, nor shall any such individual be required to remain in the employment or service of the Corporation or a related corporation. Except as otherwise provided in the Plan, Awards granted under the Plan to employees of the Corporation or a related corporation shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related corporation

12. Unfunded Plan; Retirement Plans
         (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation, including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

         (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

13.  Amendment and Termination of the Plan
         The Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) such amendment or termination shall not, without the consent of the recipient of an Award, adversely affect the rights of the recipient with respect to an outstanding Award; and (ii) approval of an amendment by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation.

14.  Restrictions on Shares
         The Corporation may impose such restrictions on any shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, under the requirements of any stock exchange or similar organization and under any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

15.  Applicable Law
         The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

16.  Shareholder Approval
         The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the effective date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

17.  Change of Control
         (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 17(b) herein):

                  (i) All Options and SARs outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

                  (ii) Any restrictions including but not limited to the Restriction Period applicable to any Restricted Award shall be deemed to have expired, and such Restricted Awards shall become fully vested and payable to the fullest extent of the original grant of the applicable Award.

                  (iii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Board of Directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 17(a)(iii), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

         (b) For the purposes herein, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

                  (i) The date any entity or person that is not a shareholder on the effective date of the Plan shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Stock of the Corporation;

                  (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation, in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

                  (iv) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

         (For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

18.  Certain Definitions
         In addition to other terms defined in the Plan, the following terms shall have the meaning indicated:

         (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Award pursuant to the Plan relating to the terms, conditions and restrictions of Options, SARs, Restricted Awards and any other Awards conferred herein.

         (b) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

         (c) "Parent" or "Parent Corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

         (d) "Predecessor" or "Predecessor Corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

         (e) "Related Corporation" means any parent, subsidiary or predecessor of the Corporation.

         (f) "Restricted Stock" shall mean shares of Common Stock which are subject to Restricted Awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan or the agreement relating to such Award.

         (g) "Subsidiary" or "Subsidiary Corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

         IN WITNESS WHEREOF, this 1998 Stock Incentive Plan of Transit Group, Inc., is, by the authority of the Board of Directors of the Corporation,
executed    in   behalf   of   the    Corporation,  the   10 day of February,
1998.




                               TRANSIT GROUP, INC.

                                            By:    /s/ Philip A. Belyew
                                                   --------------------
                                            Name:  Philip A. Belyew
                                                   --------------------
                                            Title: President and Chief
                                                    Executive Officer
                                                   --------------------
ATTEST:

/s/ Wayne N. Nellums
Secretary

[Corporate Seal]

                                    EXHIBIT B

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                               TRANSIT GROUP, INC.

1.  Purpose
  The purpose of the 1998 Employee Stock Purchase Plan of Transit Group, Inc. (the "Plan") is to give eligible employees of Transit Group, Inc., a Florida corporation (the "Corporation"), and its Subsidiaries an opportunity to acquire shares of the common stock of the Corporation (the "Common Stock") and to continue to promote the Corporation's best interests and enhance its long-term performance. This purpose will be carried through the granting of options to purchase shares of the Corporation's Common Stock through payroll deductions or other means permitted under the Plan. The Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to employee stock purchase plans. The provisions of the Plan shall be construed so as to comply with the requirements of Section 423 of the Code.

2.  Certain Definitions
  In addition to terms defined elsewhere in the Plan, the following words and phrases shall have the meanings given below unless a different meaning is required by the context:

                  (a) "Board" means the Board of Directors of the Corporation.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means the Compensation Committee of the Board.

                  (d) "Common Stock" means shares of the common stock of the Corporation.

                  (e) "Corporation" means Transit Group, Inc., a Florida corporation.

                  (f) "Eligible Employee" means any employee of the Corporation or a Subsidiary except for (i) any employee whose customary employment is 20 hours or less per week, or (ii) any employee whose customary employment is for not more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Corporation; provided that, where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (g) "Fair Market Value" of the Common Stock as of the applicable Offer Date shall be determined in good faith by the Committee in accordance with the following provisions:

                            (i) if the  shares of Common  Stock are  listed for
                  trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system on the date immediately preceding the date the option is granted for which such information is available; or

                           (ii) if the shares of Common Stock are not listed or
                  reported in any of the foregoing, then Fair Market Value shall be determined by the Committee in any other manner consistent with the Code and accompanying regulations.

         Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an option shall be inconsistent with Section 423 of the Code or regulations thereunder.

                  (h) "Offer Date" means the date of grant of an option pursuant to the Plan. The Offer Date shall be the first date of each Purchase Period, commencing with the Purchase Period that commences on July 1, 1998.

                  (i) "Option" means an option granted hereunder which will entitle a participant to purchase shares of Common Stock in accordance with the terms of the Plan.

                  (j) "Option Price" means the price per share of Common Stock subject to an option, as determined in accordance with Section 8(b).

                  (k) "Participant" means an Eligible Employee who is a participant in the Plan.

                  (l) "Plan" means the Transit Group, Inc. 1998 Employee Stock Purchase Plan, as it may be hereafter amended.

                  (m) "Purchase Date" means the date of exercise of an option granted under the Plan. The Purchase Date shall be the last day of each Purchase Period, commencing with the Purchase Period that terminates on December 31, 1998.

                  (n) "Purchase Period" means each six-month period during which an offering to purchase Common Stock is made to Eligible Employees pursuant to the Plan. There shall be two Purchase Periods in each fiscal year of the Corporation, with the first Purchase Period in a fiscal year commencing on January 1 and ending on June 30, and the second Purchase Period in a fiscal year commencing on July 1 and ending on December 31 of that year. Notwithstanding the foregoing, the first Purchase Period after the effective date of the Plan shall begin on July 1, 1998 and end on December 31, 1998. The Committee shall have the power to change the duration of Purchase Periods (including the commencement date thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

                  (o) "Subsidiary" means any present or future corporation which (i) would be a "subsidiary corporation" of the Corporation as that term is defined in Section 424 of the Code and (ii) is at any time designated as a corporation whose employees may participate in the Plan.

3.  Effective Date
  The Effective Date of the Plan shall be June 26, 1998. The first Purchase Period during which offers to purchase Common Stock will be made shall commence on July 1, 1998. The Plan shall have a term of 10 years unless sooner terminated in accordance with Section 16 herein.

4.  Administration
                  (a) The Plan shall be administered by the Board or, upon its delegation, by the Committee. References to the Committee shall include the Board if it is acting in its administrative capacity with respect to the Plan.

                  (b) Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to take any action with respect to the Plan, including, without limitation, the following: (i) to establish, amend and rescind rules and regulations for the administration of the Plan; (ii) to prescribe the form(s) of any agreements or other written instruments used in connection with the Plan; (iii) to determine the terms and provisions of the options granted hereunder; and (iv) to construe and interpret the Plan, the options, the rules and regulations, and the agreements or other written instruments, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters regarding the Plan shall be conclusive. The Committee may appoint one or more agents to assist in the administration of the Plan.

5.  Shares Subject to Plan
  The aggregate number of shares of Common Stock which may be purchased under the Plan shall not exceed 1,000,000 shares, subject to adjustment pursuant to
Section 13 herein. Shares of Common Stock granted pursuant to the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of options granted hereunder. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock subject to such option shall again be available for grant as an option and shall not reduce the aggregate number of shares of Common Stock available for the grant of options as set forth herein. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

6.  Eligibility
                  (a) Initial Eligibility. Any Eligible Employee who shall have completed 90 days' employment and shall be employed by the Corporation on any given the Offer Date for a Purchase Period shall be eligible to be a participant during such Purchase Period.

                  (b) Certain Limitations. Any provisions of the Plan to the contrary notwithstanding:

                           (i) No Eligible  Employee shall be granted an option
                  under the Plan to the extent that, immediately after the option was granted, the individual would own stock or hold outstanding options to purchase stock (or both) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any parent or Subsidiary of the Corporation. For purposes of this Section 6(b)(i), stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.
                           (ii) No Eligible Employee shall be granted an option
                  under the Plan to the extent that his rights to purchase stock under all employee stock purchase plans (as defined in
                  Section 423 of the Code) of the Corporation and any parent or Subsidiary of the Corporation would accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of the grant of such option) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 6(b)(ii).

7.  Participation; Payroll Deductions
                  (a) Commencement of Participation. An Eligible Employee shall become a participant by completing a subscription agreement authorizing payroll deductions on the form provided by the Corporation and filing it with the Corporation prior to the Offer Date for the applicable Purchase Period. Following the filing of a valid subscription agreement, payroll deductions for a participant shall commence on the first payroll period which occurs on or after the Offer Date for the applicable Purchase Period and shall continue for successive Purchase Periods during which the participant is eligible to participate in the Plan, unless modified as provided in Section 7(d), or withdrawn as provided in Section 10 herein.

                  (b)   Amount   of   Payroll   Deduction;   Determination   of
         Compensation.  At  the  time  a  participant  files  his  subscription agreement authorizing payroll deductions, he shall elect to have payroll deductions made on each payday that he is a participant during a Purchase Period at a rate of not less than 1% nor more than 15% of his compensation. For the purposes herein, a participant's "compensation" during any Purchase Period means his base salary or regular rate of compensation (excluding commissions, bonuses, incentive compensation, overtime, employee benefits and similar elements of compensation) determined as of the first day of each Purchase Period. In the case of an hourly employee, an eligible employee's compensation during a pay period shall be determined by multiplying such employee's hourly rate of pay in effect on the first day of such Purchase Period by the number of hours of work for such employee during such period. Such compensation rates shall be determined by the Committee in a nondiscriminatory manner consistent with the provision of Section 423 of the Code and the regulations thereunder.

                  (c) Participant's Account. All payroll deductions made for a participant shall be credited to his account under the Plan and shall be withheld in whole percentages only.

                  (d)  Changes  in  Payroll   Deductions.   A  participant  may
         discontinue his participation in the Plan as provided in Section 10, but no other change may be made during a Purchase Period and, specifically, a participant may not alter the amount of his payroll deductions for that Purchase Period. A participant may increase or decrease the rate of his payroll deductions for subsequent Purchase Periods by completing and filing with the Corporation a new subscription agreement authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Purchase Periods unless modified in accordance with Section 7(d) herein or terminated as provided in Section 10 herein.

                  (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(b) herein, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant pursuant to Section 10 herein.

                  (f) Participation During Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (i) to withdraw the balance in his account pursuant to Section 10; (ii) to discontinue contributions to the Plan but remain a participant in the Plan; or (iii) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Corporation to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Corporation to such participant are insufficient to meet such participant's authorized payroll deductions.

                  (g) Other Methods of Participation. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participation shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this Section 7(g) without prior notice to any participant or Eligible Employee.

8.  Grant of Options
                  (a) Number of Option Shares. On the Offer Date of each Purchase Period, a participant shall be granted an option to purchase on the Purchase Date of such Purchase Period (at the applicable option price) such number of shares of Common Stock as is determined by dividing the amount of the participant's payroll deductions accumulated on the Purchase Date and retained in the participant's account as of the Purchase Date by the applicable option price (as determined in accordance with Section 8(b) herein); (subject to adjustment pursuant to Section 13), and provided that such purchase shall be subject to the limitations set forth in Sections 6(b) herein. Exercise of the option shall occur as provided in Section 9 herein, unless the participant has withdrawn pursuant to Section 10 herein or terminated employment pursuant to Section 11 herein.

                  (b) Option Price. The option price per share of Common Stock purchased with payroll deductions made during such a Purchase Period for a participant shall be the lesser of:

                           (i) 85% of the Fair Market Value of a share of the Common Stock on the Offer Date for the Purchase Period; or

                           (ii) 85% of the Fair Market Value of a share of the Common Stock on the Purchase Date for the Purchase Period.

9.  Exercise of Options
                  (a) Automatic Exercise. Unless a participant gives written notice of withdrawal to the Corporation as provided in Section 10 or terminates employment as provided in Section 11, his option for the purchase of Common Stock shall be exercised automatically on the Purchase Date applicable to such Purchase Period, and the maximum number of whole shares of Common Stock subject to the option shall be purchased for the participant at the applicable option price with the accumulated payroll deductions in his account at that time (but not in excess of the number of shares for which options have been granted to the participant pursuant to Section 8(a)).

                  (b) Termination of Option. An option granted during any Purchase Period shall expire on the last day of the Purchase Period, unless earlier terminated pursuant to withdrawal or termination of employment as provided in Sections 10 and 11.

                  (c) Fractional Shares. Fractional shares will not be issued under the Plan. Any excess payroll deductions in a participant's account which are not sufficient to purchase a whole share will be automatically re-invested in a subsequent Purchase Period unless the participant withdraws his payroll deductions pursuant to Section 10 herein or terminates employment pursuant to Section 11 herein.

                  (d) Delivery of Stock. The shares of Common Stock purchased by each participant shall be credited to such participant's account as of the close of business on the Purchase Date for a Purchase Period. A participant will be issued a certificate for his shares when his participation in the Plan is terminated, the Plan is terminated, or upon request (but in the last case only in denominations of at least 10 shares. After the close of each Purchase Period, a report will be sent to each participant stating the entries made to such participant's account, the number of shares of Common Stock purchased and the applicable option price.

10.  Withdrawal
  A participant may withdraw all but not less than all payroll deductions and share certificates credited to his account during a Purchase Period at any time prior to the applicable Purchase Date by giving written notice to the Corporation in form acceptable to the Corporation. In the event of such withdrawal, (i) all of the participant's payroll deductions credited to his account will be paid to him promptly (without interest) after receipt of his notice of withdrawal, (ii) certificates for shares held in the participant's account shall be distributed to him, (iii) such participant's option for the Purchase Period shall be automatically terminated, and (iv) no further payroll deductions will be made during such Purchase Period. The Corporation may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election to withdraw. A participant's withdrawal from any Purchase Period will not have any effect upon his eligibility to participate in any succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Corporation. Notwithstanding the foregoing, however, if a participant withdraws from a Purchase Period, payroll deductions shall not resume at the beginning of a succeeding Purchase Period unless the participant delivers to the Corporation a new subscription agreement and such participation otherwise complies with the terms of the Plan.

11.  Termination of Employment
  Upon termination of a participant's employment for any reason (including death), or in the event that a participant ceases to be an Eligible Employee, he shall be deemed to have withdrawn from the Plan. In such event, all payroll deductions credited to his account during the Purchase Period (without interest) but not yet used to exercise an option and a certificate(s) for shares held in the participant's account shall be delivered to him, or, in the case of his death, to a beneficiary duly designated on a form acceptable to the Committee pursuant to Section 17 herein. Any unexercised options granted to a participant during such Purchase Period shall be deemed to have expired on the date of the participant's termination of employment (unless terminated earlier pursuant to Sections 9(b) or 10 herein).

12.  Transferability
  Neither payroll deductions credited to a participant's account nor any option (or rights attendant to an option) granted pursuant to the Plan may be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution. No option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an option, or levy of attachment or similar process upon the option not specifically permitted herein, shall be null and void and without effect, except that the Corporation may treat such act as an election to withdraw funds during a Purchase Period in accordance with Section 10 hereof. During a participant's lifetime, his option(s) may be exercised only by him.

13.  Dilution and Other Adjustments
                  (a) General. If there is any change in the outstanding shares of Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, or other change in the capital stock structure of the Corporation, the Committee shall make such adjustments to options (including but not limited to the option price and the number of shares of Common Stock covered by each unexercised option), to the number of shares reserved for issuance under the Plan, and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

                  (b) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted (in either case under terms substantially similar to the terms of the Plan) by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation fails to agree to assume or substitute the option, the Purchase Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date") and the Purchase Period then in progress shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Corporation's proposed sale or merger. The Corporation shall notify each participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for the participant's option has been changed to the New Purchase Date and that the participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the participant has withdrawn from the Purchase Period as provided in Section 10 hereof.

14.  Shareholder Approval of Adoption of Plan
  The Plan is subject to the approval of the Plan by the shareholders of the Corporation within 12 months of the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

15.  Limitations on Options
       Notwithstanding any other provisions of the Plan:

                  (a) The Corporation intends that options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under Section 423 and regulations issued thereunder are hereby included as fully as though set forth in the Plan.

                  (b) All employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased by any employee under options granted pursuant to the Plan shall bear a uniform relationship to the compensation of employees. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

16.  Amendment and Termination of the Plan
  The Board may at any time and from time to time modify, amend, suspend or terminate the Plan or any option granted hereunder, except that (i) shareholder approval shall be required of any amendment to the extent required under
Section 423 of the Code or other applicable law or rule; and (ii) no amendment may materially and adversely affect any option outstanding at the time of the amendment without the consent of the holder thereof. The Plan shall terminate in any event when the maximum number of shares of Common Stock to be sold under the Plan (as provided in Section 5) has been purchased. Upon termination of the Plan, certificate(s) for the full number of whole shares of Common Stock held for each participant's benefit, the cash equivalent of any fractional shares held for each participant and the cash, if any, credited to such participant's account shall be distributed promptly to such participant.

17.  Designation of Beneficiary
  The Committee, in its sole discretion, may authorize participants to designate a person or persons as each such participant's beneficiary, which beneficiary shall be entitled to the rights of the participant in the event of the participant's death to which the participant would otherwise be entitled. The Committee shall have sole discretion to approve the form or forms of such beneficiary designations, to determine whether such beneficiary designations will be accepted, and to interpret such beneficiary designations.

18.  Legal and Other Requirements
  The obligations of the Corporation to issue, deliver and transfer shares of Common Stock subject to the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Corporation. Certificates for shares of Common Stock issued hereunder may be legended as the Corporation shall deem appropriate.

19.  Interest
  No interest shall accrue on the payroll deductions of a participant in the Plan.

20.  No Obligation To Exercise Options
  The granting of an option shall impose no obligation upon a participant to exercise such option.

21.  Use of Funds
  The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes, and the Corporation shall not be obligated to segregate such payroll deductions.

22.  Withholding Taxes
  Upon the exercise of any option under the Plan, in whole or in part, or at the time some or all of the Common Stock is disposed of, a participant must make adequate provision for the Corporation's federal, state or other tax withholding obligations, if any, which arise from the exercise of the option or the disposition of the Common Stock. The Corporation shall have the right to require the participant to remit to the Corporation, or to withhold from the participant (or both) an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for shares of Common Stock.

23.  Right to Terminate Employment
  Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon an employee the right to continue in the employment of the Corporation or any Subsidiary or affect any right which the Corporation or any Subsidiary may have to terminate the employment of such employee.

24.  Rights as a Shareholder
  No participant (or other person) shall have any right as a shareholder unless and until certificates for shares of Common Stock are issued to him or held for his account.

25.  Notices
  All notices or other communications by a participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

26.  Applicable Law
  All questions pertaining to the validity, construction and administration of the Plan and options granted hereunder shall be determined in conformity with the laws of Georgia, to the extent not inconsistent with Section 423 of the Code and regulations thereunder.

27.  Elimination of Fractional Shares
  If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to an option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

  IN WITNESS WHEREOF, this 1998 Employee Stock Purchase Plan of Transit Group, Inc. has been executed in behalf of the Corporation effective as of the 10th day of February, 1998.

                                      TRANSIT GROUP, INC.


                                            By:    /s/ Philip A. Belyew
                                                   --------------------
                                            Name:  Philip A. Belyew
                                                   --------------------
                                            Title: President and Chief
                                                    Executive Officer
                                                   --------------------
ATTEST:

/s/ Wayne N. Nellums
Secretary
[Corporate Seal]

                              FOLD AND DETACH HERE
------------------------------------------------------------------------------
         This proxy is solicited on behalf of the Board of Directors of the Company. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees for the director listed below and all the other Proposals.

 1.   ELECTION OF DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

FOR all nominees listed to the right                         T. Wayne Davis
(except as marked to the contrary)  [  ]                     Philip A. Belyew
                                                             Ford G. Pearson
WITHHOLD authority to vote                                   Derek E. Dewan
for all nominees                    [  ]                     Carroll L. Fulmer

2.    APPROVAL OF THE TRANSIT GROUP, INC. 1998 STOCK OPTION PLAN.

FOR [  ]              AGAINST [  ]                ABSTAIN [  ]

3.    APPROVAL OF THE TRANSIT GROUP, INC. 1998 STOCK PURCHASE PLAN.

FOR [  ]              AGAINST [  ]                ABSTAIN [  ]

4. RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF TGI FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

FOR [  ]              AGAINST [  ]                ABSTAIN [  ]

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies. This proxy may be revoked at any time prior to voting hereof.

This proxy, when properly executed, duly returned and not revoked will be voted. It will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the election of nominees for director listed above and the other Proposals listed on this Proxy.

Dated:  ______________________________, 1998


--------------------------------------
             Signature(s)


--------------------------------------

NOTE:  Joint Owners should each
Sign. When signing as attorney, executor, Administrator, trustee or guardian, please
Give full title as such. If the signatory is a Corporation, sign the full corporate name by A duly authorized officer.